TRANSAMERICA LANDMARKSM NY VARIABLE ANNUITY

Issued by

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated March 16, 2023

to the

Prospectus dated May 1, 2022

Updating Summary Prospectus dated May 1, 2022

Effective on or about May 1, 2023 (the “Merger Date”), based on changes to the underlying fund portfolios, a fund reorganization will apply to the following portfolios:

EXISTING TRUST NAME JPMorgan Insurance Trust	ACQUIRING TRUST NAME Lincoln Financial Variable Insurance Products Trust
EXISTING PORFOLIO NAME	ACQUIRING PORTFOLIO NAME
JPMorgan Insurance Trust Core Bond Portfolio JPMorgan Insurance Trust Mid Cap Value Portfolio JPMorgan Insurance Trust Small Cap Core Portfolio JPMorgan Insurance Trust U.S. Equity Portfolio	LVIP JPMorgan Core Bond Fund LVIP JPMorgan Mid Cap Value Fund LVIP JPMorgan Small Cap Core Fund LVIP JPMorgan U.S. Equity Fund

Effective as of the Merger Date, the following portfolio company options will become available to contract owners who were previously invested in the existing portfolios:

TRUST	Lincoln Financial Variable Insurance Products Trust
ADVISOR/SUBADVISOR	Lincoln Investment Advisors Corporation. Subadvised by J.P. Morgan Investment Management Inc
PORTFOLIOS	LVIP JPMorgan Core Bond Fund LVIP JPMorgan Mid Cap Value Fund LVIP JPMorgan Small Cap Core Fund LVIP JPMorgan U.S. Equity Fund

The Existing and the Acquiring Portfolios are closed to new investors. If you decide to transfer out of an Acquiring Portfolio, you will not be able to re-invest in it at a later date.

We have been informed that as of the Merger Date, the underlying funds referenced above in the Existing Portfolios will merge into the corresponding LVIP JPMorgan portfolios. If you would like to transfer out of an Existing or Acquiring Portfolio prior to or after the merger date, you may transfer your policy value to any of the portfolio company option listed in your Prospectus.

As of the start of business on the Merger Date, any automated transfer features such as asset rebalancing or dollar cost averaging with the Existing Portfolio will be directed to the Acquiring Portfolio.

You will not be charged for the transfer made due to the merger. In addition, if you reallocate your policy value to another portfolio company prior to the merger or within 30 days after the Merger Date, you will not be charged for the transfer and this reallocation also will not count against the number of free transfers that you receive each policy year.

This Supplement updates certain information in the above referenced prospectus (the ‘‘Prospectus’’). Except as indicated in this Supplement, all other information included in the Prospectus remains unchanged. We will send you another copy of the current Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Prospectus.

This Supplement must be accompanied or preceded by the current Prospectus.

Please read this Supplement carefully and retain it for future reference.